Putnam VT Research Fund
The fund's portfolio
9/30/23 (Unaudited)

COMMON STOCKS (97.1%)(a)
	Shares	Value
Aerospace and defense (1.1%)
Howmet Aerospace, Inc.	3,745	$173,206
Northrop Grumman Corp.	930	409,377
RTX Corp.	3,434	247,145

		829,728
Air freight and logistics (0.9%)
FedEx Corp.	2,528	669,718

		669,718
Automobiles (1.7%)
General Motors Co.	2,704	89,151
Tesla, Inc.(NON)	4,480	1,120,986

		1,210,137
Banks (1.8%)
Bank of America Corp.	17,263	472,661
Citigroup, Inc.	19,610	806,559

		1,279,220
Beverages (2.5%)
Coca-Cola Co. (The)	12,095	677,078
Constellation Brands, Inc. Class A	293	73,640
PepsiCo, Inc.	6,039	1,023,248

		1,773,966
Biotechnology (2.3%)
AbbVie, Inc.	6,303	939,525
Ascendis Pharma A/S ADR (Denmark)(NON)	3,151	295,060
Biogen, Inc.(NON)	729	187,360
Regeneron Pharmaceuticals, Inc.(NON)	259	213,147

		1,635,092
Broadline retail (3.5%)
Amazon.com, Inc.(NON)	19,652	2,498,162

		2,498,162
Building products (0.9%)
Johnson Controls International PLC	11,678	621,386

		621,386
Capital markets (3.4%)
Charles Schwab Corp. (The)	10,085	553,667
Goldman Sachs Group, Inc. (The)	2,474	800,512
KKR & Co., Inc.	8,867	546,207
Quilter PLC (United Kingdom)	117,886	123,308
S&P Global, Inc.	1,067	389,892

		2,413,586
Chemicals (1.8%)
Corteva, Inc.	4,785	244,801
DuPont de Nemours, Inc.	3,669	273,671
Eastman Chemical Co.	2,233	171,316
Linde PLC	189	70,374
PPG Industries, Inc.	1,612	209,238
Sherwin-Williams Co. (The)	1,335	340,492

		1,309,892
Construction materials (0.4%)
CRH PLC (Ireland)	4,772	261,172

		261,172
Consumer finance (0.2%)
Capital One Financial Corp.	1,685	163,529

		163,529
Consumer staples distribution and retail (2.0%)
BJ's Wholesale Club Holdings, Inc.(NON)(S)	1,178	84,074
Costco Wholesale Corp.	797	450,273
Target Corp.	2,152	237,947
Walmart, Inc.	4,145	662,910

		1,435,204
Containers and packaging (0.4%)
Avery Dennison Corp.	918	167,691
Berry Global Group, Inc.	2,136	132,240

		299,931
Electric utilities (2.5%)
Exelon Corp.	10,529	397,891
NextEra Energy, Inc.	5,367	307,475
NRG Energy, Inc.	22,695	874,211
PG&E Corp.(NON)	12,542	202,302

		1,781,879
Electrical equipment (0.1%)
Emerson Electric Co.	381	36,793

		36,793
Electronic equipment, instruments, and components (0.7%)
CDW Corp./DE	915	184,610
Vontier Corp.	10,605	327,907

		512,517
Energy equipment and services (0.2%)
Diamond Offshore Drilling, Inc.(NON)	11,273	165,488

		165,488
Entertainment (0.8%)
Netflix, Inc.(NON)	807	304,723
Sea, Ltd. ADR (Singapore)(NON)	1,639	72,034
Walt Disney Co. (The)(NON)	2,150	174,258

		551,015
Financial services (3.7%)
Apollo Global Management, Inc.	7,501	673,290
Mastercard, Inc. Class A	3,439	1,361,534
Visa, Inc. Class A	2,780	639,428

		2,674,252
Food products (0.3%)
General Mills, Inc.	3,076	196,833

		196,833
Ground transportation (1.2%)
Canadian Pacific Kansas City, Ltd. (Canada)	3,359	249,943
Hertz Global Holdings, Inc.(NON)(S)	14,989	183,615
Union Pacific Corp.	2,175	442,895

		876,453
Health care equipment and supplies (2.4%)
Abbott Laboratories	1,806	174,911
Becton, Dickinson and Co.	904	233,711
Boston Scientific Corp.(NON)	7,731	408,197
Dexcom, Inc.(NON)	2,649	247,152
IDEXX Laboratories, Inc.(NON)	129	56,408
Intuitive Surgical, Inc.(NON)	1,183	345,779
Medtronic PLC	934	73,188
Stryker Corp.	800	218,616

		1,757,962
Health care providers and services (4.7%)
Cigna Group (The)	2,640	755,225
Elevance Health, Inc.	219	95,357
Humana, Inc.	1,173	570,688
McKesson Corp.	1,369	595,310
UnitedHealth Group, Inc.	2,701	1,361,817

		3,378,397
Hotels, restaurants, and leisure (1.9%)
Aramark	3,863	134,046
Booking Holdings, Inc.(NON)	187	576,699
Chipotle Mexican Grill, Inc.(NON)	166	304,084
Hilton Worldwide Holdings, Inc.	2,202	330,696

		1,345,525
Household durables (0.9%)
PulteGroup, Inc.	8,885	657,934

		657,934
Household products (1.6%)
Procter & Gamble Co. (The)	8,007	1,167,901

		1,167,901
Industrial conglomerates (0.8%)
General Electric Co.	1,246	137,745
Honeywell International, Inc.	2,423	447,625

		585,370
Insurance (2.5%)
AIA Group, Ltd. (Hong Kong)	32,800	265,321
Assured Guaranty, Ltd.	13,699	829,063
AXA SA (France)	11,390	337,376
Prudential PLC (United Kingdom)	37,180	400,359

		1,832,119
Interactive media and services (6.3%)
Alphabet, Inc. Class A(NON)	22,719	2,973,008
Meta Platforms, Inc. Class A(NON)	5,102	1,531,671

		4,504,679
Life sciences tools and services (1.6%)
Bio-Rad Laboratories, Inc. Class A(NON)	471	168,830
Danaher Corp.	1,564	388,028
ICON PLC (Ireland)(NON)	184	45,310
Thermo Fisher Scientific, Inc.	1,052	532,491

		1,134,659
Machinery (1.3%)
Deere & Co.	200	75,476
Ingersoll Rand, Inc.	4,960	316,051
Otis Worldwide Corp.	6,906	554,621

		946,148
Media (0.9%)
Charter Communications, Inc. Class A(NON)	1,464	643,896

		643,896
Metals and mining (0.5%)
Agnico-Eagle Mines, Ltd. (Canada)	4,689	213,072
Glencore PLC (United Kingdom)	30,974	177,134

		390,206
Multi-utilities (0.3%)
Ameren Corp.	2,569	192,238

		192,238
Office REITs (0.2%)
Vornado Realty Trust(R)(S)	8,175	185,409

		185,409
Oil, gas, and consumable fuels (4.8%)
BP PLC (United Kingdom)	49,619	320,382
Cenovus Energy, Inc. (Canada)	26,651	554,898
ConocoPhillips	4,352	521,370
Exxon Mobil Corp.	14,220	1,671,988
Shell PLC (United Kingdom)	12,540	398,145

		3,466,783
Passenger airlines (0.3%)
Southwest Airlines Co.	7,071	191,412

		191,412
Personal care products (0.3%)
Kenvue, Inc.	10,276	206,342

		206,342
Pharmaceuticals (3.5%)
4Front Ventures Corp.(NON)	252,907	63,227
Eli Lilly and Co.	1,627	873,911
Innoviva, Inc.(NON)	23,267	302,238
Johnson & Johnson	3,181	495,441
Merck & Co., Inc.	5,644	581,050
TerrAscend Corp. (Canada)(NON)	17,486	35,846
Zoetis, Inc.	769	133,791

		2,485,504
Semiconductors and semiconductor equipment (7.6%)
Advanced Micro Devices, Inc.(NON)	9,204	946,355
Applied Materials, Inc.	1,835	254,056
Broadcom, Inc.	1,570	1,304,011
NVIDIA Corp.	5,029	2,187,565
Qualcomm, Inc.	6,663	739,993

		5,431,980
Software (12.8%)
Intuit, Inc.	1,438	734,733
Microsoft Corp.	16,640	5,254,080
Oracle Corp.	16,983	1,798,839
Salesforce, Inc.(NON)	6,781	1,375,051

		9,162,703
Specialized REITs (0.6%)
Gaming and Leisure Properties, Inc.(R)	10,219	465,475

		465,475
Specialty retail (2.2%)
CarMax, Inc.(NON)	2,495	176,471
Home Depot, Inc. (The)	3,467	1,047,589
O'Reilly Automotive, Inc.(NON)	172	156,324
TJX Cos., Inc. (The)	1,585	140,875
Warby Parker, Inc. Class A(NON)	1,766	23,241

		1,544,500
Technology hardware, storage, and peripherals (4.6%)
Apple, Inc.	19,192	3,285,862

		3,285,862
Textiles, apparel, and luxury goods (0.6%)
Levi Strauss & Co. Class A(S)	4,018	54,564
Lululemon Athletica, Inc. (Canada)(NON)	319	123,010
Nike, Inc. Class B	2,478	236,946

		414,520
Trading companies and distributors (0.6%)
United Rentals, Inc.	935	415,673

		415,673
Wireless telecommunication services (0.9%)
T-Mobile US, Inc.(NON)	4,626	647,871

		647,871

Total common stocks (cost $51,297,581)		$69,637,021

PURCHASED OPTIONS OUTSTANDING (—%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
UBS AG
BP PLC (Call)	Jun-24/$45.00	$147,175	$3,801	$4,419
Hertz Global Holdings, Inc. (Call)	Jun-24/25.00	84,525	6,900	587

Total purchased options outstanding (cost $9,178)				$5,006

SHORT-TERM INVESTMENTS (3.5%)(a)
		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 5.62%(AFF)	Shares	389,180	$389,180
Putnam Short Term Investment Fund Class P 5.57%(AFF)	Shares	2,025,512	2,025,512
U.S. Treasury Bills 5.324%, 11/16/23(SEG)		$100,000	99,338

Total short-term investments (cost $2,514,040)			$2,514,030
TOTAL INVESTMENTS

Total investments (cost $53,820,799)			$72,156,057

	FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $4,546,434) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	12/20/23	$245,129	$250,288	$5,159
		Canadian Dollar	Sell	10/18/23	156,116	159,931	3,815
		Danish Krone	Sell	12/20/23	166,459	169,342	2,883
		Euro	Sell	12/20/23	101,443	103,178	1,735
	Barclays Bank PLC
		British Pound	Sell	12/20/23	151,863	154,984	3,121
		Euro	Sell	12/20/23	148,770	151,336	2,566
	Citibank, N.A.
		Canadian Dollar	Sell	10/18/23	209,578	214,714	5,136
		Danish Krone	Sell	12/20/23	168,623	171,515	2,892
	Goldman Sachs International
		British Pound	Sell	12/20/23	578,032	589,834	11,802
		Euro	Sell	12/20/23	115,451	117,430	1,979
	HSBC Bank USA, National Association
		Canadian Dollar	Buy	10/18/23	301,407	303,757	(2,350)
	JPMorgan Chase Bank N.A.
		Canadian Dollar	Sell	10/18/23	623,065	641,036	17,971
		Euro	Sell	12/20/23	90,726	92,281	1,555
		Singapore Dollar	Sell	11/15/23	130,461	133,338	2,877
	Morgan Stanley & Co. International PLC
		British Pound	Sell	12/20/23	179,330	183,191	3,861
		Hong Kong Dollar	Sell	11/15/23	166,154	166,810	656
	NatWest Markets PLC
		Canadian Dollar	Sell	10/18/23	141,609	145,038	3,429
	State Street Bank and Trust Co.
		British Pound	Sell	12/20/23	176,400	180,031	3,631
		Canadian Dollar	Sell	10/18/23	206,044	204,922	(1,122)
		Hong Kong Dollar	Sell	11/15/23	118,975	119,457	482
	UBS AG
		Canadian Dollar	Sell	10/18/23	164,953	169,001	4,048
		Euro	Sell	12/20/23	123,197	125,020	1,823

	Unrealized appreciation						81,421

	Unrealized (depreciation)						(3,472)

	Total						$77,949
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/23 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized depreciation
S&P 500 Index E-Mini (Long)	6	$1,286,415	$1,297,650	Dec-23	$(46,109)

Unrealized appreciation					—

Unrealized (depreciation)					(46,109)

Total					$(46,109)

WRITTEN OPTIONS OUTSTANDING at 9/30/23 (premiums $3,596) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
UBS AG
BP PLC (Call)	Jun-24/$50.00	$147,175	$3,801	$1,633
Hertz Global Holdings, Inc. (Call)	Jun-24/30.00	84,525	6,900	219

Total				$1,852

WHEN-ISSUED SECURITIES SOLD at 9/30/23 (Unaudited)
COMMON STOCKS (0.1%)(a)	Shares	Value
Commercial services and supplies (0.1%)
Vestis Corp.(NON)###	1,931	$37,268

Total when-issued securities sold (proceeds receivable $37,115)		$37,268

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2023 through September 30, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $71,691,380.
(NON)	This security is non-income-producing.
###	When-issued security.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC, and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/22	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/23
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$724,203	$7,773,318	$8,108,341	$18,420	$389,180
	Putnam Short Term Investment Fund**	2,332,410	9,487,962	9,794,860	63,894	2,025,512

	Total Short-term investments	$3,056,613	$17,261,280	$17,903,201	$82,314	$2,414,692
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $389,180 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $382,597.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $71,489.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments (including when-issued securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold, if any) and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to gain exposure to securities.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $2,350 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$6,347,461	$—	$—
Consumer discretionary	7,670,778	—	—
Consumer staples	4,780,246	—	—
Energy	2,913,744	718,527	—
Financials	7,236,342	1,126,364	—
Health care	10,391,614	—	—
Industrials	5,172,681	—	—
Information technology	18,393,062	—	—
Materials	2,084,067	177,134	—
Real estate	650,884	—	—
Utilities	1,974,117	—	—

Total common stocks	67,614,996	2,022,025	—
Purchased options outstanding	—	5,006	—
Short-term investments	—	2,514,030	—

Totals by level	$67,614,996	$4,541,061	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$77,949	$—
Futures contracts	(46,109)	—	—
Written options outstanding	—	(1,852)	—
When-issued securities sold	(37,268)	—	—

Totals by level	$(83,377)	$76,097	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$6,000
Written equity option contracts (contract amount)	$6,000
Futures contracts (number of contracts)	5
Forward currency contracts (contract amount)	$5,100,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com